                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
[X]  Definitive Proxy Statement                      Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 14a-11(c) or sec. 14a-12

                                MARATHON BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  Fee not required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------


Definitive Proxy Materials will be forwarded to shareholders on or about April 1, 1998. The Registrant expects to register the stock options and underlying securities referred to in the 1998 Stock Option Plan in the proxy materials in a Form S-8 registration statement.

                                MARATHON BANCORP
                           11150 W. OLYMPIC BOULEVARD
                          LOS ANGELES, CALIFORNIA 90064

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 11, 1998

TO THE SHAREHOLDERS
OF MARATHON BANCORP:

NOTICE IS HEREBY GIVEN that, pursuant to the call of its board of directors, the 1998 Annual Meeting of Shareholders (the "Meeting") of Marathon Bancorp (the "Bancorp") will be held at the Bancorp's main office located at 11150 W. Olympic Boulevard, Los Angeles, California, on Monday, May 11, 1998 at 4:00 p.m. for the purpose of considering and voting upon the following matters:

1. ELECTION OF DIRECTORS. To elect seven (7) persons to the board of directors to serve until the 1999 Annual Meeting of Shareholders and until their successors are elected and have been qualified. The persons nominated by management to serve as directors are:

               Robert J. Abernethy                  Robert Oltman
               Craig D. Collette                    Ann Pappas
               Frank Jobe, M.D.                     Nick Patsaouras
               C. Thomas Mallos

2. APPROVAL OF STOCK OPTION PLAN. To approve the Marathon Bancorp 1998 Stock Option Plan.

3. OTHER BUSINESS. To transact such other business as may properly come before the Meeting or any adjournment thereof.

The board of directors has fixed the close of business on March 20, 1998 as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                              BY ORDER OF THE BOARD OF DIRECTORS


March 20, 1998                                Robert L. Oltman, Secretary

YOU ARE URGED TO VOTE IN FAVOR OF MANAGEMENT'S PROPOSAL BY SIGNING AND RETURNING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY THE BANCORP'S BOARD OF DIRECTORS. ANY SHAREHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY NOTIFYING THE SECRETARY OF THE BANCORP IN WRITING OF REVOCATION OF THE PROXY, BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON. PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING SO THAT WE CAN ARRANGE FOR ADEQUATE ACCOMMODATIONS.

                                MARATHON BANCORP

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 11, 1998


                                  INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of Proxies for use at the 1998 Annual Meeting of Shareholders (the "Meeting") of Marathon Bancorp (the "Company") to be held at Marathon National Bank (the "Bank") located at 11150 W. Olympic Boulevard, Los Angeles, California, on Monday, May 11, 1998 at 4:00 p.m., and at any and all adjournments thereof.

It is anticipated that this Proxy Statement and the accompanying Notice and form of Proxy will be mailed on or about April 1, 1998 to shareholders eligible to receive notice of, and to vote at, the Meeting.

REVOCABILITY OF PROXIES
-----------------------

A form of Proxy for voting your shares at the Meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to and may revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed Proxy bearing a later date. In addition, the powers of the proxyholders will be suspended if the person executing the Proxy is present at the Meeting and elects to vote in person by advising the chairman of the Meeting of his or her election to vote in person, and votes in person at the Meeting. Subject to such revocation or suspension, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the proxyholders in accordance with the instructions specified on the Proxy. UNLESS OTHERWISE DIRECTED IN THE ACCOMPANYING PROXY, THE SHARES REPRESENTED BY YOUR EXECUTED PROXY WILL BE VOTED "FOR" THE NOMINEES FOR ELECTION OF DIRECTORS NAMED HEREIN AND FOR APPROVAL OF THE 1998 STOCK OPTION PLAN. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.

PERSONS MAKING THE SOLICITATION
-------------------------------

This solicitation of Proxies is being made by the board of directors (the "Board") of the Company. The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of Proxies for the Meeting will be borne by the Company. It is contemplated that Proxies will be solicited principally through the use of the mail, but directors, officers and employees of the Company and the Bank may solicit Proxies personally or by telephone, without receiving special compensation therefore. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these Proxy materials to shareholders whose stock in the Company is held of record by such entities. In addition, the Company may use the services of individuals or companies it does not regularly employ in connection with this solicitation of Proxies, if management determines it to be advisable.


                                VOTING SECURITIES

There were issued and outstanding 3,811,819 shares of the Company's common stock ("Common Stock") on March 20, 1998, which has been fixed as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, the Meeting (the "Record Date"). On any matter submitted to the vote of the shareholders, each holder of Common Stock will be entitled to one vote, in person or by Proxy, for each share of Common Stock he or she held of record on the books of the Company as of the Record Date. In connection with the election of directors, shares may be voted cumulatively if a shareholder present at the Meeting gives notice at the Meeting, prior to the voting for election of directors, of his or her intention to vote cumulatively. If any shareholder of the Company gives such notice, then all shareholders eligible to vote will be entitled to cumulate their shares in voting for election of directors. Cumulative voting allows a shareholder to cast a number of votes equal to the number of shares held in his or her name as of the Record Date, multiplied by the number of directors to be elected. These votes may be cast for any one nominee, or may be distributed among as many nominees as the shareholder sees fit. If cumulative voting is declared at the Meeting, votes represented by Proxies delivered pursuant to this Proxy Statement may be cumulated in the discretion of the proxies, in accordance with management's recommendation. The effect of broker nonvotes is that such votes are not counted for any purpose in determining whether a matter has been approved; however such votes are counted for purposes of determining a quorum. The effect of a vote of abstention on any matter is that such vote is not counted as a vote for or against the matter and will be disregarded in the calculation of the votes cast; however such votes are counted for purposes of determining a quorum.


                      BENEFICIAL OWNERSHIP OF COMMON STOCK

Management of the Company knows of no person who owns, beneficially or of record, either individually or together with associates, 5 percent or more of the outstanding shares of the Company's common stock, except as set forth in the table below. The following table sets forth, as of February 20, 1998, the number and percentage of shares of the Company's outstanding common stock beneficially owned, directly or indirectly, by each of the Company's directors and named officers and by the directors and named officers of the Company as a group. The shares "beneficially owned" are determined under Securities and Exchange Commission rules, and do not necessarily indicate ownership for any other purpose. In general, beneficial ownership includes shares over which a director or named officer has sole or shared voting or investment power and shares which such person has the right to acquire within 60 days of February 20, 1998. Unless otherwise indicated, the persons listed below have sole voting and investment powers. Management is not aware of any arrangements which may, at a subsequent date, result in a change of control of the Company.

                                                     Common Stock Beneficially Owned as of
                                                                  February 20, 1998
                                                     -------------------------------------
                                                          Number of         Percent of
Name of Beneficial Owner                                   Shares             Class
------------------------                                   ------             -----
Directors and Named Executive Officers:
Nikolas Patsaouras                                          37,910(1)          1.0
Robert J. Abernethy                                        107,299             2.8
Craig D. Collette                                           39,223(2)          1.0
Frank W. Jobe, M.D                                          74,190             2.0
C. Thomas Mallos                                            47,878(3)          1.3
Robert L. Oltman                                           190,922(4)          5.0
Ann Pappas                                                  60,011(5)          1.6
Timothy J. Herles                                           40,880(6)          1.1

Total for all directors, named
 executive officers and all
 executive officers (numbering 9)                          608,313(7)         15.8

Principal Shareholder:
----------------------
Oppenheimer-Spence Financial
 Services Partnership L.P.                                 224,897(8)          5.9

----------
(1) Mr. Patsaouras has shared voting and investment powers as to 37,500 of these shares.

(2) Mr. Collette has shared voting and investment powers as to 33,223 shares. The amount includes 6,000 shares acquirable by exercise of stock options.

(3) Mr. Mallos has shared voting and investment powers as of 45,108 of these shares.

(4) Mr. Oltman has shared voting and investment powers as to 2,942 of these shares. His address is c/o Marathon Bancorp, 11150 West Olympic Boulevard, Los Angeles, California
        90064.

(5) Ms. Pappas has shared voting and investment powers as to 59,896 of these shares.

(6) Mr. Herles has shared voting and investment powers as to 1,065 of these shares. The amount includes 39,696 shares acquirable by exercise of stock options.

(7) This amount includes 45,696 shares acquirable by exercise of stock options within 60 days of February 20, 1998.

(8) The Schedule 13D filing by the partnership indicates that it has sole voting power and sole dispositive power of all of these shares. The business address of the partnership is 119 West 57th Street, New York, New York 10019.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE
---------------------------------------------

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and more than ten-percent shareholders are required by Securities Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during 1997 its officers, directors and more than ten-percent shareholders complied with all filing requirements applicable to them, except as to one late form each by Mr. Oltman and Dr. Jobe due to inadvertent error.


                                   PROPOSAL 1:
                              ELECTION OF DIRECTORS

NOMINEES
--------

The Company's Bylaws presently provide that the number of directors of the Company shall not be less than seven (7) nor more than twelve (12) until changed by an amendment to the Bylaws adopted by the Company's shareholders. The Bylaws further provide that the exact number of directors shall be seven (7) until changed by a Bylaw or Bylaw amendment duly adopted by the Company's shareholders or board of directors.

The persons named below, all of whom are currently members of the board of directors, have been nominated for election as directors to serve until the 1999 Annual Meeting of Shareholders and until their successors are elected and have qualified. Unless otherwise instructed, the proxyholders will vote the Proxies received by them for the election of the nominees named below. Votes of the proxyholders will be cast in such a manner as to effect, if possible, the election of all seven (7) nominees, as appropriate, (or as many thereof as possible under the rules of cumulative voting). The seven nominees for directors receiving the most votes will be elected directors. In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the board of directors. The board of directors has no reason to believe that any of the nominees named below will be unable to serve if elected. Additional nominations for directors may only be made by complying with the nomination procedures which are included in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement.

The following table sets forth as of March 20, 1998, the names of, and certain information concerning, the persons nominated by the board of directors for election as directors of the Company.

                                      Year First
  Name and Title                      Appointed              Principal Occupation
Other than Director         Age        Director             During Past Five Years
-------------------         ---        --------             ----------------------
Nikolas Patsaouras           54          1982      President of Patsaouras & Associates
Chairman                                           (consulting engineers).

Robert J. Abernethy          58          1983      President, American Standard Development Co.

Craig D. Collette            55          1997      President and Chief Executive Officer of the
                                                   Company and the Bank.  Former President and
                                                   Chief Operating Officer of Transworld Bank
                                                   from June 1996 to January 1997, and former
                                                   President and Chief Executive Officer of
                                                   Landmark Bank from January 1979 to April 1996.

Frank W. Jobe, M.D.          72          1985      Orthopedic Surgeon

C. Thomas Mallos             61          1982      President, C. Thomas Mallos, Accountancy Corp.

Robert L. Oltman             60          1982      President, Oltman Management Company.

Ann Pappas                   69          1982      Restaurateur.

All of the nominees named above have served as members of the Company's board of directors during the past year. All nominees will continue to serve if elected at the Meeting until the 1999 Annual Meeting of Shareholders and until their successors are elected and have qualified. None of the directors were selected pursuant to any arrangement or understanding other than with the directors and officers of the Company acting within their capacities as such. There are no family relationships among any of the directors and executive officers of the Company. No director or executive officer of the Company serves as a director of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934, or of any company registered as an investment company under the Investment Company Act of 1940, except for Mr. Abernethy who is a director of Public Storage Inc.

THE BOARD OF DIRECTORS AND COMMITTEES
-------------------------------------

The Company's board of directors held twelve (12) meetings during 1997. None of the directors attended less than 75 percent of all board of directors meetings and committee meetings (of which they were a member) that were held in 1997, except for Dr. Jobe.

There were no standing committees of the Company's board of directors. In 1997, the Bank had a standing Audit Committee, Personnel and Compensation Committee. The Bank's Audit Committee, which consisted of Thomas Mallos (chairman) and Messrs. Patsaouras, Oltman and Ms. Pappas, met five times during 1997. The Audit Committee reviews the audits of the Bank and considers the adequacy of its auditing procedures. The Bank's Personnel and Compensation Committee, which consisted of Mr. Patsaouras (chairman) and Mallos, Oltman, Abernethy and Ms. Pappas, met two times in 1997. The Personnel and Compensation Committee reviews and approves compensation arrangements of the Bank's senior officers.

EXECUTIVE OFFICERS
------------------

The following table provides certain information as of March 20, 1998 (except as otherwise disclosed) regarding the persons, other than Mr. Collette, who is currently serving as the President and Chief Executive Officers of the Company and the Bank.

                                                      Principal Occupation
      Name             Age                           During Past Five Years
      ----             ---                           ----------------------
Timothy J. Herles       57       Executive Vice President/Senior Credit Officer
                                 of the Bank since 1982.

Adrienne Caldwell       55       Senior Vice President/Operations
                                 Administration of the Bank since 1990.

Howard J. Stanke        49       Executive Vice President/Chief
                                 Financial Officer of the Company and Bank
                                 effective June 9, 1997. Mr. Stanke was
                                 previously Executive Vice President/Chief
                                 Financial Officer of Transworld Bancorp and
                                 Transworld Bank and was with Transworld Bancorp
                                 and Bank from 1978 to May, 1997.

EXECUTIVE COMPENSATION
----------------------

                           SUMMARY COMPENSATION TABLE
                           --------------------------

                                                                                  Long Term Compensation
                                                                            ----------------------------------
                                Annual Compensation                                 Awards            Payouts
--------------------------------------------------------------------------  -----------------------  ---------
               (a)                  (b)      (c)       (d)        (e)           (f)        (g)           (h)         (i)
--------------------------------  ------  --------  --------  ------------  -----------  ----------  ---------  ---------------
                                                                             Restricted
            Name and                                          Other Annual     Stock                    LTIP      All Other
            Principal                      Salary     Bonus   Compensation    Award(s)   Options/      Payouts  Compensation(2)
            Position               Year      ($)       ($)       ($)(1)         ($)        SARs          ($)         ($)
--------------------------------  ------  --------  --------  ------------  -----------  ----------  ---------  ---------------
Craig D. Collette(3)               1997   $155,833     $ 0       $7,700          0        30,000          0        $    0
President and
Chief Executive Officer
of the Company and the Bank

Timothy J. Herles                  1997   $102,372     $ 0       $8,400          0             0          0        $1,040
Executive Vice President and       1996   $100,000     $ 0       $8,400          0             0          0        $1,040
Chief Credit Officer of the Bank   1995   $100,000     $ 0       $8,400          0             0          0        $1,040

----------
(1)     These amounts represent the automobile allowance.

(2)     These amounts represent excess life insurance premiums.

(3)     Mr. Collette commenced employment on January 22, 1997.

                             OPTION/SAR GRANTS TABLE
                             -----------------------

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR


                                         Individual Grants
-------------------------------------------------------------------------------------------
      (a)                   (b)                   (c)              (d)              (e)
-----------------  -----------------------  ----------------  ----------------  -----------
                                               % of Total
                    Number of Securities      Options/SARs
                        Underlying             Granted to       Exercise or
                       Options/SARs           Employees in      Base Price       Expiration
      Name              Granted(#)            Fiscal Year        ($/Share)          Date
      ----              ----------            -----------        ---------          ----
Craig D. Collette       30,000(1)                39.0%             $2.63         2/18/2007
Timothy Herles          15,000(1)                19.5%             $4.00         9/15/2007

----------
(1) The stock options are incentive stock options as provided in Section 422 of the Internal Revenue Code. The vesting of the stock options is 20% per year from the date of the option grant.


                  OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE
                  ---------------------------------------------

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                         AND YEAR-END OPTION/SAR VALUE


       (a)                   (b)                  (c)                 (d)                     (e)
--------------------  ---------------------  ----------------  ------------------  -------------------------
                                                                   Number of         Value of Unexercised
                                                                  Unexercised            In-the-Money
                                                                Options/SARs at         Options/SARs at
                                                                 Year-End (#)             Year-End ($)
                       Shares Acquired on     Value Realized     Exercisable/             Exercisable/
       Name               Exercise (#)            ($)           Unexercisable            Unexercisable
--------------------  ---------------------  ----------------  ------------------  -------------------------
Craig D. Collette             0                   N/A            6,000/24,000(1)        $11,220/44,880(1)
Timothy J. Herles             0                   N/A           39,696/15,000(1)             $0/7,500(1)

----------
N/A - means not applicable.

(1)     Options only.

EMPLOYMENT AGREEMENT
--------------------

The Company and the Bank have an employment agreement with Mr. Craig D. Collette. Pursuant to Mr. Collette's employment agreement, Mr. Collette is to serve for a term of five years commencing January 15, 1997 as the President and Chief Executive Officer of the Company and the Bank. The base annual salary for Mr. Collette is $170,000 per year, with increases to be determined at the discretion of the Boards of Directors of the Bank and the Company. The agreement provides Mr. Collette with four weeks vacation, health, disability and life insurance benefits, $700 per month for car allowance, stock options to acquire 30,000 shares of Common Stock with vesting at 20% per year, salary continuation benefits as described below, and indemnification for matters incurred in connection with any action against the executive which arose out of and was within the scope of his employment, provided that the executive acted in good faith and in a manner the executive reasonably believed to be in the best interests of the Company and the Bank and with respect to a criminal matter if the executive also had no reasonable cause to believe his conduct was unlawful. If the Company and the Bank terminate Mr. Collette without cause, Mr. Collette shall be entitled to (i) two years then base salary in a lump sum at the time of termination, and (ii) continuation of insurance benefits for 24 months. Upon any merger or consolidation where the Company and the Bank are not the surviving or resulting corporations, or upon any transfer of all or substantially all of the assets of the Company and the Bank, and Mr. Collette not be retained for the remaining term of the agreement in a comparable position of the resulting corporation, Mr. Collette shall be paid two years of his then base salary in a lump sum within ten days of such termination.

On January 16, 1998, the Bank and Mr. Collette entered into a salary continuation agreement to provide salary continuation benefits to Mr. Collette. If Mr. Collette continues in the employ of the Bank until age 65 ("Retirement Age"), he will receive from the Bank under the salary continuation agreement $150,000 per year for 10 years beginning at his reaching Retirement Age. In the event Mr. Collette terminates employment due to disability prior to age 65, he will receive the salary continuation benefits in the amount of $150,000 per year for 10 years beginning at his reaching Retirement Age. In the event Mr. Collette dies while actively employed by the Bank prior to reaching Retirement Age, his beneficiary will receive from the Bank benefits in the amount of $150,000 per year for 10 years beginning with the month following his death or the total benefit value in a lump sum 30 days following his death at the choice of the beneficiary. In the event of termination without cause Mr. Collette shall receive a benefit amount of $150,000 to be paid each year for 10 years beginning at Retirement Age. In the event of termination due to early retirement or voluntary termination other than due to a change of control, Mr. Collette shall receive an annual benefit amount beginning after Retirement Age for 10 years that is based on his years of service with the Bank and subject to a maximum annual benefit amount of $150,000 per year. In the event of a change in control of the Bank while Mr. Collette is in active service with the Bank, he will receive beginning on the first day of the month following the consummation of the change in control $150,000 per year for 10 years. In the event Mr. Collette is terminated for cause he will forfeit any benefits from the salary continuation agreement.

DIRECTOR COMPENSATION
---------------------

No directors fees are paid by the Company. Each nonemployee director of the Bank receives $250 per meeting for his or her attendance at all regular or special meetings of the Bank, and $25 per committee meeting of the Bank. The maximum a Bank director (other than the Chairman) may receive for attendance at the Bank's board and committee meetings is $500 per month. The

Chairman receives additional directors fees of $1,500 per month from the Bank with a maximum of directors fees of $2,000 per month.

In addition, the Bank pays for some of the directors' insurance premiums for medical, dental and vision coverage and for all of the directors basic and voluntary life insurance premiums.

Beginning in July 1998, Mr. Collette pursuant to his employment agreement will be entitled to receive directors fees for regular and special meetings of the Company and the Bank to the extent that directors fees are paid, but will not be entitled to receive directors fees for committee meetings.

LIMITATION OF LIABILITY AND INDEMNIFICATION
-------------------------------------------

The Articles of Incorporation and Bylaws of the Company provide for indemnification of agents including directors, officers and employees to the maximum extent allowed by California law including the use of an indemnity agreement. The Company's Articles further provide for the elimination of director liability for monetary damages to the maximum extent allowed by California law. The indemnification law of the State of California generally allows indemnification in matters not involving the right of the corporation, to an agent of the corporation if such person acted in good faith and in a manner such person reasonably believed to be in the best interests of the corporation, and in the case of a criminal matter, had no reasonable cause to believe the conduct of such person was unlawful. California law, with respect to matters involving the right of a corporation, allows indemnification of an agent of the corporation, if such person acted in good faith, in a manner such person believed to be in the best interests of the corporation and its shareholders; provided that there shall be no indemnification for: (i) amounts paid in settling or otherwise disposing of a pending action without court approval; (ii) expenses incurred in defending a pending action which is settled or otherwise disposed of without court approval; (iii) matters in which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which the proceeding is or was pending shall determine that such person is entitled to be indemnified; or (iv) other matters specified in the California General Corporation Law.

The Company's Bylaws provide that the Company shall to the maximum extent permitted by law have the power to indemnify its directors, officers and employees. The Company's Bylaws also provide that the Company shall have the power to purchase and maintain insurance covering its directors, officers and employees against any liability asserted against any of them and incurred by any of them, whether or not the Company would have the power to indemnify them against such liability under the provisions of applicable law or the provisions of the Company's Bylaws. Each of the directors and executive officers of the Company has an indemnification agreement with the Company that provides that the Company shall indemnify such person to the full extent authorized by the applicable provisions of California law and further provide advances to pay for any expenses which would be subject to reimbursement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers or persons controlling the Company pursuant to the foregoing, the Company has been informed that in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

                                   PROPOSAL 2:
                        ADOPTION OF THE MARATHON BANCORP
                             1998 STOCK OPTION PLAN

INTRODUCTION
------------

On March 23, 1998, the Marathon Bancorp 1998 Stock Option Plan (the "Plan") was adopted by the Board of Directors of the Company subject to approval by the Company's shareholders. The Plan provides for the granting of options to purchase shares of Company common stock ("Common Stock") at option prices per share which must not be less than one hundred percent (100%) of the fair market value per share of Common Stock at the time each option is granted. It is intended that options granted pursuant to the Plan qualify for treatment either as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), or as "nonqualified stock options," as shall be determined and designated upon the grant of each option. The Plan provides that 700,000 shares of the Company's authorized but unissued Common Stock will be available for issuance under the Plan.

The Company currently has the 1990 Stock Option Plan which expires on March 19, 2000 and of which there remain 346,410 shares of Common Stock available for stock option grants under such plan, and the Company also has the 1983 Stock Option Plan which expires on September 9, 1998 and of which there remain 324,144 shares of Common Stock available for stock option grants under such plan. Subject to shareholder approval of the Plan, the 1983 Stock Option Plan and the 1990 Stock Option Plan will be terminated and no further option grants will be made pursuant to the 1983 Stock Option Plan or the 1990 Stock Option Plan. The Board of Directors believes it is advisable for the shareholders to adopt the Plan in order to have options available so that the Company will have an additional means of retaining and attracting competent officers, directors and management level employees for the Company and its subsidiaries, and for inducing high levels of performance and efforts for the benefit of the Company and its shareholders.

SUMMARY OF THE PLAN
-------------------

The Plan will be administered by the Board of Directors. All options under the Plan will be granted at an exercise price of not less than 100 percent of the fair market value of the shares of Common Stock on the date of grant, except for an incentive stock option granted to an optionee who at the time of the grant owns more than 10% of the total combined voting power of all classes of stock of the Company or a subsidiary of the Company in which case the option price shall not be less than 110% of the fair market value of such stock. The purchase price of any shares purchased upon exercise is payable in full in cash or, subject to applicable law, with Common Stock previously acquired by the optionee and held by the optionee for a period of at least six months. The equivalent dollar value of shares used to effect a purchase shall be the fair market value of the Common Stock on the date of exercise.

Options granted pursuant to the Plan shall be for a term of up to ten (10) years, except for certain incentive stock options described below. Each option shall be exercisable in installments and upon such conditions as the Board of Directors shall determine. Options granted shall vest over a period no greater than five years, and no less than 20% of such option shall vest annually. Optionees shall have the right to exercise all or a portion of the option at any time or from time to time with respect to the vested part of their stock options. If any option shall expire without being exercised in full, the shares will again become available for granting of stock options under the Plan. The Plan shall expire on March 23, 2008.

Incentive stock options may be granted to full-time salaried officers and management level employees of the Company or a subsidiary. No director who is not also a full-time salaried officer or management level employee may be granted an incentive stock option pursuant to the Plan. No incentive stock option with a term of more than five (5) years may be granted to any person who at the time of grant owns stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Company or a subsidiary of the Company. Nonqualified stock options may be granted to directors, full-time salaried officers and management level employees of the Company or its subsidiaries.

TAX CONSEQUENCES TO THE OPTIONEE
--------------------------------

The following describes, generally, the major federal income tax consequences relating to stock options issued under the Plan. If all of the requirements of the Plan are met, generally no taxable income will result to an optionee upon the grant of an incentive or nonqualified stock option.

INCENTIVE STOCK OPTIONS. If the optionee is employed by the Company (or a subsidiary) continuously from the date of grant until at least three months before the option is exercised and otherwise satisfies the requirements of the Plan and applicable law, the optionee will not recognize taxable income upon the exercise of the option. If the optionee is not employed by the Company (or a subsidiary) continuously from the date of grant until at least three months before the option is exercised for reason other than death or disability, the optionee will recognize ordinary income at the time the option is exercised. The Company will be allowed a deduction for federal income tax purposes only if and to the extent that the optionee recognizes ordinary income. Upon exercise of an incentive stock option, the excess of the fair market value of the shares received over the option price at the time of exercise is treated as an item of tax preference which may result in the imposition of the alternative minimum tax.

On a subsequent sale of shares acquired by the exercise of an incentive stock option, gain or loss will be recognized in an amount equal to the difference between the amount realized on the sale and the optionee's tax basis of the shares sold. If a disposition (generally a sale, exchange, gift or similar lifetime transfer of legal title) of stock received pursuant to an incentive stock option does not take place until more than two years after the grant of such option and more than one year after the exercise of such option, any gain or loss realized on such disposition will be treated as long-term capital gain or loss. Under such circumstances, the Company will not be entitled to a deduction for income tax purposes in connection with the exercise of the option.

If a disposition of stock received pursuant to an exercise of an incentive stock option occurs within two years after the grant of such option or one year after the exercise of such option, the optionee must treat any gain realized as ordinary income to the extent of the lesser of (i) the fair market value of such stock as of the date of exercise less the option price, or (ii) the amount realized on disposition of the stock less the option price. Such ordinary income realized is deductible by the Company for federal income tax purposes. Any additional amount realized on the disposition will be taxable as either long-term or short-term capital gain, depending on the holding period.

NONQUALIFIED STOCK OPTIONS. In general, when an optionee exercises a nonqualified stock option, the optionee recognizes ordinary income in the amount of the excess of the fair market value of the shares received upon exercise over the aggregate amount paid for those shares, and the Company may deduct as an expense the amount of income so recognized by the optionee. For capital gains purposes, the holding period of the shares begins upon the exercise of the option, and the optionee's basis in the shares is equal to the fair market value of the shares on the date of exercise.

If, upon exercise of a nonqualified option, the optionee pays all or part of the purchase price by delivering to the Company shares of already-owned stock, there are no federal income tax consequences to the optionee or the Company to the extent of the number of shares so delivered. As to any additional shares issued, the optionee recognizes ordinary income equal to the aggregate fair market value of the additional shares received, less any cash paid to the Company, and the Company is allowed to deduct as an expense the amount of such income. For purposes of calculating tax upon disposition of the shares acquired, the holding period and basis of the new shares, to the extent of the number of old shares delivered, is the same as for those old shares. The holding period for the additional shares begins on the date the option is exercised, and the basis in those additional shares is equal to the taxable income recognized by the optionee, plus the amount of any cash paid to the Company.

Upon a subsequent disposition of the shares received on exercise, the difference between the amount realized on such disposition and the fair market value of the shares on the date of exercise generally will be treated as a separate capital gain or loss.

EXCISE TAX. In addition, the exercise of outstanding options that become exercisable upon certain major corporate events may result in all or a portion of the difference between the fair market value of the option shares and the exercise price of any shares issuable in respect to such options being characterized "parachute payments." A 20% excise tax is imposed on the optionee on any amount so characterized and the Company will be denied any tax deduction for such amount.

WITHHOLDING TAXES. The Company is generally required to withhold applicable payroll taxes with respect to compensation income recognized by optionees. The Company is also generally required to make certain information reports to the Internal Revenue Service with respect to any income of an optionee attributable to transactions involving the grant or exercise of options and/or the disposition of shares acquired on exercise of options.

OTHER TERMS AND CONDITIONS
--------------------------

Options under the Plan shall not be transferable by the optionee during the optionee's lifetime. In the event of termination of employment or cessation of directorship as a result of the optionee's death or disability, to the extent exercisable on the date employment or directorship terminates, the option shall remain exercisable for up to one (1) year (but not beyond the end of the original option term) by the disabled optionee or, in the event of death of the optionee, by the person or persons to whom rights under the option shall have passed by will or the laws of descent and distribution. In addition, if an optionee dies during the three month period referred to below, the option shall expire one year after the date of such death or the date the option expires whichever is earlier.

If an optionee's employment is terminated, unless termination was for cause, or if an optionee's directorship is terminated the optionee's option shall expire three months after such termination, but the optionee shall have the right, for a three-month period after such termination, to exercise that portion of the option which was exercisable immediately prior to such termination. If an optionee's employment is terminated for cause (which shall include malfeasance or gross misfeasance in the performance of duties or conviction of a crime involving moral turpitude), the option shall expire within 30 days of the date of termination. However, in no event may the option be exercised after the end of the original option term.

In the event of certain changes in the outstanding Common Stock, such as stock dividends, stock splits, recapitalization, reclassification, reorganization, merger, stock consolidation or otherwise, appropriate and proportionate adjustments shall be made in the number, kind and exercise price of shares covered by any unexercised options or portions thereof. In the event of a liquidation of the Company or upon a reorganization, merger or consolidation of the Company with one or more corporations, the result of which the Company is not the surviving corporation or the Company becomes a subsidiary of another corporation, a sale of substantially all of the assets of the Company to another corporation, or upon a sale representing more than 80% of equity securities voting power of the Company to any person or entity (any one of which shall be referred to as a "Terminating Event"), the Plan shall terminate and all options theretofore granted shall completely vest and become immediately exercisable. All outstanding options not exercised by the time of the Terminating Event shall at such time terminate. However, any options not exercised at the time of a Terminating Event shall not terminate if they have been assumed or substituted by the successor corporation.

Options may be exercised by the payment of the option price in cash or qualifying Common Stock with an equivalent dollar value of shares of Common Stock based on the fair market value of the shares of Common Stock on the date of exercise.

The Board of Directors reserves the right to suspend, amend or terminate the Plan, and, with the consent of the optionee, make such modifications of the terms and conditions of his/her option as it deems advisable, except that the Board of Directors may not, without further approval of a majority of the shareholders, increase the maximum number of shares covered by the Plan, change the minimum option price, increase the maximum term of options under the Plan or permit options to be granted to anyone other than a director, officer or management level employee.

No option granted pursuant to the Plan shall be exercisable until all necessary regulatory and shareholder approvals are obtained. No grants under the Plan have been made; however, it is anticipated that options may be granted to directors and executive officers of the Company in the near future.

Adoption of the Plan requires the affirmative vote of a majority of the outstanding shares of Common Stock represented and voting at the Meeting.

MANAGEMENT RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" ADOPTION OF THE MARATHON BANCORP 1998 STOCK OPTION PLAN.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Some of the Company's directors and executive officers and their immediate families as well as the companies with which they are associated are customers of, or have had banking transactions with, the Bank in the ordinary course of the Bank's business, and the Bank expects to have banking transactions with such persons in the future. In management's opinion, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and, in the opinion of management, did not involve more than a normal risk of collectibility or present other unfavorable features.


                             INDEPENDENT ACCOUNTANTS

The firm of Vavrinek, Trine, Day & Co. LLP served as independent public accountants for the Company and the Bank through the year 1997 and has been selected to be the Company's independent public accountants for the year 1998. All services rendered were approved by the Company's board of directors, which has determined the firm of Vavrinek, Trine, Day & Co. LLP to be independent. It is expected that one or more representatives of Vavrinek, Trine, Day & Co. LLP will be present at the Meeting and will be given the opportunity to make a statement, if desired, and to respond to appropriate questions.


                              SHAREHOLDER PROPOSALS

The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy Statement for the Company's 1999 Annual Meeting of Shareholders is December 7, 1998.

                                  OTHER MATTERS

Management does not know of any matters to be presented at the Meeting other than those set forth above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy as proxyholders to vote the shares represented by the Proxy in accordance with the recommendations of management on such matters, and discretionary authority to do so is included in the Proxy.

                                            MARATHON BANCORP




Dated:  March 23, 1998                      Robert L. Oltman, Secretary

The Annual Report to Shareholders for the fiscal year ended December 31, 1997 is being mailed concurrently to the Company's shareholders.

A COPY OF THE COMPANY'S 1997 ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K WILL BE PROVIDED TO THE COMPANY'S SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO THE SECRETARY, MARATHON BANCORP, 11150 W. OLYMPIC BOULEVARD, LOS ANGELES, CALIFORNIA 90064.

                                     PROXY

                                MARATHON BANKCORP

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Messrs. Craig D. Collette and Nikolas Patsaouras as proxyholders, with full power of substitution, to represent, vote and act with respect to all shares of common stock of Marathon Bancorp (the "Bancorp") which the undersigned would be entitled to vote at the meeting of shareholders to be held on May 11, 1998 at 4:00 p.m. at the offices of Marathon National Bank located at 11150 W. Olympic Blvd. Los Angeles, California or any adjournments thereof, with all the powers the undersigned would possess if personally present as follows:

1.      To elect seven persons to be directors.

        Robert J. Abernethy                               Robert L. Oltman
        Craig D. Collette                                 Ann Pappas
        Frank W. Jobe, M. D.                              Nikolas Patsaouras
        C. Thomas Mallos

        [ ]  FOR ALL NOMINEES LISTED ABOVE               [ ]  WITHHOLD AUTHORITY
             (Except as marked to the contrary below)

(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name of the space below.)

--------------------------------------------------------------------------------

2. To approve the Marathon Bancorp 1998 Stock Option Plan as described more fully in the accompanying proxy statement.

        [ ]  FOR                [ ]  AGAINST              [ ]  ABSTAIN

3. Transaction of such other business as may properly come before the meeting and any adjournment or adjournments thereof.

                           PLEASE SIGN AND DATE BELOW

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES FOR ELECTION OF DIRECTORS NAMED ON THE REVERSE SIDE AND "FOR" APPROVAL OF THE 1998 STOCK OPTION PLAN. The Proxy confers authority to vote and shall be voted in accordance with such recommendation unless a contrary instruction is indicated, in which case, the shares represented by the Proxy will be voted in accordance with such instruction. IF NO INSTRUCTION IS SPECIFIED WITH RESPECT TO THE ELECTION OF DIRECTORS OR APPROVAL OF THE 1998 STOCK OPTION PLAN, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT.

(Please date this Proxy and sign your name exactly as it appears on your stock certificates. Executors, administrators, trustees, etc., should give their full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person. All joint owners should sign.)

       [ ]  I DO     [ ]  DO NOT     EXPECT TO ATTEND THE MEETING.

                                     -------------------------------------------
                                                  (Number of Shares)

                                     -------------------------------------------
                                              (Please Print Your Name)

                                     -------------------------------------------
                                              (Please Print Your Name)

                                     -------------------------------------------
                                                       (Date)

                                     -------------------------------------------
                                             (Signature of Shareholder)

                                     -------------------------------------------
                                             (Signature of Shareholder)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY NOTIFYING THE SECRETARY OF THE BANCORP IN WRITING OF REVOCATION OF THE PROXY, BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE OR BY ATTENDING THE MEETING AND VOTING IN PERSON.